RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2025
Receivables [Abstract]
RESTRICTED NET ASSETS

NOTE 17 – RESTRICTED NET ASSETS

As a result of PRC laws and regulations and the requirement that distributions by the PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital and capital reserves of the Company’s subsidiaries. As of December 31, 2025 and 2024, the aggregate amounts of paid-in capital and capital reserves that represented the amount of net assets of the relevant entities in the Company not available for distribution amounted to approximately $2.89 million and $2.83 million.